UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 22, 2011
Commission File Number of the issuing entity: 333-160604-01
GE EQUIPMENT TRANSPORTATION LLC, SERIES 2011-1
(Exact name of issuing entity)
Commission File Number of depositor: 333-160604
CEF EQUIPMENT HOLDING, L.L.C.
(Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION
(exact name of sponsor as specified in its charter)

Delaware	20-5439580

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 749-2101

(Former name or former address, if changed since last report.)

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Exhibit Index located on page 6
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Items 1.01 Entry into a Material Definitive Agreement
The following material definitive agreement has been entered into:
1. Underwriting Agreement, dated as of June 22, 2011 (the “Underwriting Agreement”), among General Electric Capital Corporation (“GECC”), GE Equipment Transportation LLC, Series 2011-1 (the “Issuer”), CEF Equipment Holding, L.L.C. (“CEF Holding”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters identified therein.
The registrant is also filing forms of the following documents in connection with the issuance of $691,858,000 of asset backed notes by GE Equipment Transportation LLC, Series 2011-1 described in the Prospectus Supplement dated June 22, 2011 to Prospectus dated June 14, 2011:
1. Limited Liability Company Agreement of the Issuer (the “LLC Agreement”) to be dated as of June 29, 2011.
2. Loan Sale Agreement, to be dated as of June 29, 2011, between GECC and CEF Holding (the “Loan Sale Agreement”).
3. Loan Purchase and Sale Agreement, to be dated as of June 29, 2011, between CEF Holding and the Issuer (the “Loan Purchase and Sale Agreement”).
4. Servicing Agreement, to be dated as of June 29, 2011, between the Issuer and GECC, as the servicer (the “Servicing Agreement”).
5. Indenture, to be dated as of June 29, 2011 (the “Indenture”) between the Issuer and Citibank, N.A., as indenture trustee.
6. Administration Agreement (the “Administration Agreement”), to be dated as of June 29, 2011, between the Issuer and GECC, as the administrator.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description
Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Loan Sale Agreement
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Exhibit No.	Description
Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
June 22, 2011

CEF EQUIPMENT HOLDING, L.L.C.
By:	/s/ Charles Rhodes
	Name:	Charles Rhodes
	Title:	Vice President and Secretary

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Exhibit Index

Exhibit No.	Description
Exhibit 1(a)	Underwriting Agreement

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement
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